March 30, 2000

Dr. Ilan Hofmann, PhD
President
IMED Pharma, Inc.
216 Brunswick Blvd.
Pointe Claire. Quebec
Canada,  H9R 1A6

Dear Ilan:

Please find the stand still Agreement with the terms and conditions discussed in our previous meetings and phone conversations. If you are in agreement please sign in the area indicated and return a copy to me. We look forward to working together towards a mutually beneficial goal.

BACKGROUND

IMED would like HYDROMER to refrain from entering into any negotiations for the purpose of licensing the patent rights under US Patent 5,420,197 and all other foreign counterparts (which can be found in the Exhibits) for the scope of products, defined in Exhibits 1 and 2 under their respective section 1.1 (the "RIGHTS"). Since the typical life of a patent is 20 years, refraining from negotiations ("Stand Still"), cause Hydromer to lose part of this patent life. IMED would like to perform scientific tests to investigate the suitability of the RIGHTS as to the regulatory and medical requirements (the "TESTS"). As part of the consideration for HYDROMER entering into this Stand Still Agreement I-MED hereby agrees that it shall provide HYDROMER with a copy of all the test protocol, test results and other documentation produced as a result of the Agreement, in order for HYDROMER to use the same. This right to use shall be deemed to be an fully paid irrevocable royalty-free license granted by I-MED, its employees, vendors and contractors to the extent allowed by law, with respect to such test results and documentation without any limitations.

Hydromer is willing to be induced into this Stand Still agreement by among other things, the promise by IMED by this license.

SCHEDULE/ADDITIONAL IMED's PROMISES and Rights

When this letter is signed by an authorized representative of IMED, the 1st day of the next month will be considered the start of the process. (it starts the first month). Thereafter:

a. during the first three months ending on the last day of the third month, IMED and Hydromer will cooperatively work toward the development of a finished product using the RIGHTS. All intellectual discoveries to the extent not within the RIGHTS will inure to the benefit of Hydromer. (the subsequent licenses attached, form the mechanism whereby IMED can exclusively practice the RIGHTS and subsequent discoveries). All Copyrights or proprietary interests shall be the subject matter of a fully paid, irrevocably royalty free license from IMED to Hydromer to use the data without limitations. IMED will execute or cause to be executed, any documents (under Canadian or US Law as the case may be) reasonably requested by Hydromer, in this regard.

b. after the third month (starting on the first day of the forth month) IMED at its own expense and effort will perform any and all tests (including those tests described under ISO 10993 standards) that IMED needs to make a decision to enter into one or both of the licenses attached as Exhibit 1 or Exhibit 2. These licenses:

     1. Must be executed on or before the last day of the seventh month and delivered to Hydromer (time being of the essence).

     2. Along and included with such delivery, IMED would tender the non refundable sums set forth in section 3.1 of each license. (US $50,000 or US $100,000 as the case may be).



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

c. it is clearly understood and agreed that the right to enter into the licenses in Exhibits 1 and/or 2, expire on the first day of the eighth month. It is further understood and agreed that the assignment of all Copyrights to the documents produced under this Agreement (test protocols, test results, conclusions and the like) inure to the benefit of Hydromer as this was the consideration that induced Hydromer into "standing still".

IMED's ability to refrain Hydromer from using the Copyrights and the content for the PRODUCTS defined in Sections 1.1 of each agreement can be accomplished by entering into the LICENSES and keeping them in effect pursuant to their terms. In the event IMED does not enter into the LICENSES either because of an conscious decision or the passing of time, Hydromer may use the Copyrights and the contents (including any proprietary information) without restriction.

STAND STILL

As long as this agreement is in effect Hydromer will refrain from entering into any negotiations or agreements with any third party for the RIGHTS.

IMED's OPTION

While this Agreement is in effect IMED may enter into either or both licenses which are attached, as noted earlier, up to and excluding the first day of the eight month.

IMED'S OBLIGATION:

IMED promises without qualification or restrictions to make any and all documents, containing test protocols, test results, interpretive reports of employees, reports of third parties to which IMED has rights and any other document authored, copied or devised as a result of this Agreement, either directly or indirectly. Any intentional holding back of documents is a material breach of this Agreement.

While the development of the finished product(s) during the first three months is done in a cooperative process by both IMED and HYDROMER, the four month testing is solely the responsibility of IMED except for HYDROMER's obligation to supply bulk hydrogel samples of the solid levels and viscosity reasonably specified by IMED.

LICENSES

Two licenses are attached as Exhibit 1 and 2.

SECRECY

IMED and Hydromer, each, are in possession or control of certain technical information ("Information") relating to the subject matter of this Agreement which each considers confidential and of proprietary value. Each party is willing to provide such Information to the other in order to perform the obligations of defining finished products and the process or method to make them.

IMED and Hydromer agrees to accept the Information from the other during the term of this Agreement on the following basis:

     1. Each party agrees to hold in confidence any and all Information provided to it under this Agreement except:

          (a) Information which at the time of disclosure is in the public domain,

          (b) Information which, after disclosure, becomes part of the public domain by publication or otherwise, except by breach of this Agreement by the recipient,

          (c) Information which a recipient can establish by competent documentation, was in its possession at the time of disclosure and,

          (d) Information which recipient receives without any secrecy commitment from third parties having the right to disclose to same provided however that such Information was not obtained by said third party, directly or indirectly from the other.

     2. Disclosure of such Information within an organization will be only to employees having a need to know such Information, for the limited purpose set forth herein.

     3. Each party further agrees that it will not use Information which it is required hereunder to keep confidential for any purpose other than the purpose explicitly set forth herein.

     4. The obligations as contained in this Agreement shall remain in effect for a period of five (5) years from the last disclosure.

     5. Upon receiving a party's request, the other shall return to the requestor, completely and immediately, all Information and will not retain any copy of such Information.

In the event Information is discovered by either party in performing its obligations under this Agreement, such Information shall inure to the benefit of Hydromer.

MISCELLANEOUS INFORMATION REQUIRED BY OUR LAWYERS

This Agreement and the licenses attached (once executed and the amounts tendered) form the complete Agreement between Hydromer and Imed except for previous secrecy agreements which remain in effect. IMED and Hydromer have entered into this Agreement in the State of New Jersey and any disputes will be resolved by arbitration in Somerville, NJ pursuant to the American Arbitration Association rules. The arbitrator may award costs against either party or proportion them in their sole discretion. IMED and Hydromer agree to be bound by the decision and jurisdiction of New Jersey and the arbitrator(s).

MODIFICATION

No modification of this Agreement is effective until one document containing the modification is signed by both parties and in the case of Hydromer, only the President can hereafter authorize a modification. This is included to avoid memos, letters, faxes etc from being misinterpreted as modifications.

AGREEMENT

If IMED agrees with these terms please sign and return a copy with your original signature to me.

Best regards,

Joseph A. Ehrhard, Jr.

AGREED:
        ----------------------
            Ilan Hofmann

Dated:  -----------------------                                     *imed_ss010

EXHIBIT 1 (HEAD and NECK)

     THIS AGREEMENT, made by and between:

HYDROMER, INC., a New Jersey Corporation with its office located at 35 Industrial Parkway, Somerville, New Jersey 08876 ("HYDROMER");

and

IMED Pharma Inc. a Canadian Corporation with its office located at 216 Brunswick Blvd, Pointe Claire, Quebec, Canada H9R 1A6 ("LICENSEE").

     WHEREAS, HYDROMER owns patent rights and possesses know-how relating to the production of articles based on the art taught in certain patents, hereinafter defined; and

WHEREAS, LICENSEE desires to obtain an exclusive license from HYDROMER under HYDROMER's patent rights and access to the know-how to enable LICENSEE to utilize HYDROMER's know-how to, make, use, sell, offer for sale or import the PRODUCTS as defined herein below.

     NOW, THEREFORE, in consideration of the premises and the performance of the mutual covenants herein contained, the parties hereto agree to as follows:

     1.0 Definitions. For the purpose of this AGREEMENT, the following shall apply:

     1.1 "PRODUCTS" means the collective set of CLASS I and CLASS II PRODUCTS:

          CLASS I PRODUCTS: implantable, and/or injectable products commercialized by LICENSEE specifically for the head and neck excluding all topical epidermal, hair or trans-epidermal applications. Specifically for the following certain structures, the scope is defined as follows, "Eye structures" being defined as the eye ball, cornea, conjunctiva and tear ducts EXCLUDING the epidermis and external eye lid. "Ears"- Including solutions for topical application inside the ear canal at the tympanic membrane and inward,"Nose" and "sinus" - including solutions for topical application from the nostril to the oral cavity BUT EXCLUDING dental and oral cavity drug delivery applications such as but not limited to: transmucosal tranquilizers, anti-infectious, sedatives, analgesics and like delivery mechanisms, in humans or animals. CLASS II PRODUCTS: Products used for the topical transmucosal delivery of bio-effective materials in only the oral cavity such as analgesics, anti-inflamatories, anti-infectives, wound healers and the like, excluding ingestible delivery forms such as but not limited to tablets and capsules.

          Product(s) will be commercialized, incorporating the PATENT RIGHTS and/or KNOW-HOW licensed pursuant to the terms of this AGREEMENT.

     1.2 "PATENT RIGHTS" means United States Patent No. 5,420,197 and foreign patents and patent applications (set forth in Schedule C) based thereon and any division, continuation, continuation-in-part, patent of addition, confirmation or reissue of said patents and applications, and any improvements thereto, as provided in Section 5.0 hereinbelow.

     1.3 "KNOW-HOW" means all of HYDROMER's trade secrets, technical data and information, and other technical accumulated information, including, but not limited to, any devices, processes, methods, control procedures, formulas, clinical tests, and use intelligence, drawings, specifications, research and development reports, processed data or special equipment which are useful to assist LICENSEE incorporate into and sell PRODUCTS, all of which HYDROMER hereby warrants that it is free to disclose.

     1.4 "COMMERCIALIZATION" means the date on which PRODUCTS are first billed to a third party, including any limited market release of PRODUCTS, in the "TERRITORY"

     1.5 "NET SALES PRICE" shall mean the gross invoice price at which PRODUCTS are sold, less discounts allowed to distributors, discounts allowed dealers, refunds, replacements or credits allowed to purchasers for return of PRODUCT or as reimbursement for damaged PRODUCT, freight, postage, insurance and other shipping charges, sales and use taxes, customs duties and any other governmental charges imposed on the production, importation, use or sale of PRODUCT except income taxes. Should LICENSEE sell PRODUCT in combination with other components or products, then the net sales price computation shall be based on the average net sales price charged during the applicable quarter by LICENSEE for the PRODUCT when separately invoiced or priced. In the event the PRODUCT has not been separately invoiced or priced during the applicable quarterly period, net sales computation shall be based on the fair market price which the seller would charge for the PRODUCT to an unrelated purchaser in an arms length transaction, FOB plant of manufacture thereof.

     1.6 "TERRITORY" means world wide.

     2.0 Grant.

     2.1 HYDROMER hereby grants LICENSEE an exclusive license (even to the exclusion of HYDROMER) to incorporate the PATENT RIGHTS and KNOW-HOW into CLASS I PRODUCTS and to sell or offer for sale, PRODUCTS in the TERRITORY under the PATENT RIGHTS and KNOW-HOW. HYDROMER also hereby grants LICENSEE a non-exclusive license to incorporate the PATENT RIGHTS and KNOW-HOW into CLASS II PRODUCTS and to sell or offer for sale, PRODUCTS in the TERRITORY under the PATENT RIGHTS and KNOW-HOW.

     2.2 HYDROMER hereby reserves unto itself all rights to make, have made, and use the PATENT RIGHTS licensed hereunder to manufacture products which are a component part of the PRODUCTS ("reserved products"). In the event HYDROMER is unable or unwilling, to supply or caused to be supplied, reserved products to LICENSEE at a price set forth in Exhibit B, then LICENSEE shall be free to USE the PATENT RIGHTS to make the reserved products, subject to the payment of royalties set forth in Exhibit A. and HYDROMER shall transfer the KNOW-HOW, procedures, technology, tests and all other information required in order for LICENSEE to produce the PRODUCTS.

     HYDROMER may increase the unit price once each year at a rate not to exceed the increase in the Cost of Living ("COL") indicator for Northern New Jersey. Provided however if any raw material prices are increase greater then the COL, HYDROMER may pass this greater increase to the LICENSEE

     HYDROMER agrees that the reserved products will be manufactured pursuant to specifications and a quality system that meets the requirements of ISO 9002 and the guidelines set forth in the Good Manufacturing Procedures promulgated by the U.S. Food and Drug Administration. LICENSEE upon reasonable notice, and subject to the secrecy provisions elsewhere in this AGREEMENT, may audit the books and records of HYDROMER pertaining to the manufacturing of the reserved products

     2.3 On or before a date computed by adding thirty six (36) months to the effective date of this agreement, LICENSEE shall have commercialized the PRODUCT(S). If PRODUCT(S) are not commercialized on or before said date, then HYDROMER may elect to cancel this AGREEMENT upon thirty (30) days advance written notice to LICENSEE.. If HYDROMER elects not to cancel this AGREEMENT LICENSEE is still obligated to make royalty payments pursuant to Exhibit A.

     2.4 HYDROMER hereby grants to LICENSEE a fully paid license and right to use the HYDROMER and AQUATRIX trademarks within the territory, on PRODUCTS and in association with the marketing and promotion thereof. The following credit must appear on all advertisements, packaging and literature for PRODUCTS which use the HYDROMER trademark -- "HYDROMER (or AQUATRIX) is a trademark of Hydromer, Inc.".

     3.0 Royalties.

     3.1. As consideration for this grant of exclusive rights to CLASS I PRODUCTS and the twenty four months with no fixed quarterly royalty, LICENSEE will pay to HYDROMER the non-refundable sum of US$50,000 payable along with the execution of this AGREEMENT by LICENSEE.

     3.2 In addition to the payment provided in Paragraph 3.1 hereof ,a running royalty payable quarterly will accrue from LICENSEE to HYDROMER for each PRODUCT sold during each quarter in which this AGREEMENT is in effect (or the fixed amount whichever is greater), as set forth in Schedule A.

The obligation to pay royalties to HYDROMER is imposed only once with respect to the same unit of PRODUCTS. There shall be no obligation to pay HYDROMER under this Section, on sales of PRODUCTS between LICENSEE and its subsidiaries but in such instances the obligation to pay royalties shall arise upon the sale by LICENSEE or its subsidiaries to unrelated third parties. Payments due under this Section shall be deemed to accrue when PRODUCT is shipped or billed, whichever event shall first occur or at the end of each quarter if the royalty calculated on the PRODUCTS shipped or billed is less then the quarterly fixed amount.

     3.3 The grant of rights under this AGREEMENT shall be dependent on COMMERCIALIZATION of PRODUCTS and the payment by LICENSEE to HYDROMER of quarterly royalties for each calendar quarter. If LICENSEE fails to pay or report the computations of royalties in respect of any calendar quarter, then HYDROMER may terminate this AGREEMENT, upon sixty (60) days' written notice to LICENSEE. LICENSEE may render such notice ineffective by payment of an amount which when added to royalties actually paid, equals the fixed quarterly royalty due or an amount computed by using the actual amount of PRODUCTS shipped or billed, which ever is greater.

     3.4 If the quarterly royalties computed hereunder with respect to PRODUCTS shipped or billed by LICENSEE during any quarter aggregate less than the fixed amount due in respect of that quarter, then LICENSEE, together with its royalty payment in respect of such quarter, may pay to HYDROMER that additional amount which, when added to the computed amount of royalties with respect to PRODUCTS shipped or billed during such quarter, will equal the quarterly fixed amount (the "ADDITIONAL AMOUNT"). In the event that LICENSEE, for eight (8) consecutive quarters, has paid an ADDITIONAL AMOUNT equal to or greater than fifty (50%) percent of the fixed amount for each of such calendar quarters, then HYDROMER, at its sole option, may terminate this AGREEMENT upon thirty (30) days' written notice to LICENSEE.

     4.0 Accounting. For accounting purposes, quarters will start on the first day of each January, April, July, and October, following the date of execution of this AGREEMENT and end on the last day of the next succeeding March, June, September, and December, respectively. The first quarter in which royalties are due and payable shall be prorated on a 90 day quarter. Within forty-five (45) days after the close of each quarter hereof, LICENSEE shall render to HYDROMER a written accounting with respect to all royalty payments due hereunder, and with such accounting, pay in full in United States dollars all amounts due in respect of such quarter. The rate of exchange to be used in computing the amount of local currency equivalent to the United States Dollars due to HYDROMER as royalty shall be the commercial exchange rate in effect at the Bank of America in, New York, New York, on the date on which payment is due. Such report shall indicate for such quarter the number of units, the NET SALES PRICE, and the amount of sales by LICENSEE product code of PRODUCTS sold by LICENSEE with respect to which royalty payments are due. In case no payment is due for any quarter, LICENSEE shall so report. LICENSEE shall keep accurate records in sufficient detail to enable the aforesaid payments to be determined. At HYDROMER's request, LICENSEE, shall permit an independent certified public account acceptable to LICENSEE to have access once in each calendar year, during regular business hours and upon reasonable notice to LICENSEE, to such of the records of LICENSEE as may be necessary to verify the accuracy of the reports required under this AGREEMENT; provided, however said accountant shall keep all information of LICENSEE confidential and shall disclose to HYDROMER only the amount of any deficiency found. In the event the deficiency exceeds 5 % of royalty payments audited, LICENSEE shall bear the full costs of the audit.

     5.0 Improvement/New Technology.

     5.1 During the term of this AGREEMENT, HYDROMER shall promptly and fully disclose to LICENSEE any development or improvement relating to the use or practicing of the PATENT RIGHTS or related KNOW-HOW as applied to PRODUCTS conceived and/or reduced to practice by an officer, director, employee, agent, consultant, contractor etc. of HYDROMER which HYDROMER is free to disclose ("HYDROMER IMPROVEMENT"). HYDROMER shall automatically add such HYDROMER IMPROVEMENT to this AGREEMENT.

     LICENSEE shall promptly and fully disclose to HYDROMER any development or improvement relating to the PRODUCTS conceived and/or reduced to practice by an officer, director, employee, agent, consultant, etc. of LICENSEE ("LICENSEE IMPROVEMENT"). LICENSEE IMPROVEMENTS, shall automatically become the intellectual property and know-how of HYDROMER and shall be added to this AGREEMENT.

     5.2 In the event HYDROMER develops new technology suitable for use with the PRODUCTS which is understood to be any technology, not under any patents now held or owned by HYDROMER, LICENSEE shall be given a 90 day advanced disclosure at no additional cost. During this period "the EXCLUSIVE DISCLOSURE PERIOD" the parties will negotiate, in good faith, for a license, in a form and providing conditions and Royalties similar to this AGREEMENT. ("DEFINITIVE LICENSE") If the parties are unable to agree to a DEFINITIVE LICENSE for PRODUCTS with the EXCLUSIVE DISCLOSURE PERIOD then HYDROMER is free to offer the new technology to any third party on terms no more favorable then the terms in this AGREEMENT. LICENSEE may extend the EXCLUSIVE DISCLOSURE PERIOD for additional 6 month periods by the payment of US$50,000 received by HYDROMER no later then two days before the EXCLUSIVE DISCLOSE PERIOD would terminate. TIME IS OF THE ESSENCE. LICENSEE may extend the EXCLUSIVE DISCLOSURE PERIOD for no more than four 6 month periods.

     6.0 Secrecy. Each party undertakes to keep secret and confidential and not to disclose to any third party, except as it is necessary in carrying out the purposes of this AGREEMENT, during the term of this AGREEMENT and for a period of five (5) years thereafter any information, data or KNOW-HOW disclosed to it by the other party except:

     6.1 Information, data and KNOW-HOW which at the time of disclosure is in the public domain or publicly known or available;

     6.2 Information, data or KNOW-HOW which, after disclosure, becomes part of the public domain or publicly known or available by publication or otherwise, except by breach of this AGREEMENT by the receiving party;

     6.3 Information, data or KNOW-HOW which the receiver receives from a third party; provided, however, that such information was not obtained by said third party from the other party; and

     6.4 Information, data and KNOW-HOW which the receiver derives independently of such disclosure.

     BOTH PARTIES AGREE TO MARK OR STAMP "CONFIDENTIAL", AT LEAST ON THE COVER PAGE, ALL DOCUMENTS WHICH ARE DISCLOSED WHICH CONTAIN PROPRIETARY OR CONFIDENTIAL INFORMATION. IN THE EVENT CONFIDENTIAL INFORMATION IS DISCLOSED IN A FORM OTHER THEN BY DOCUMENTS, BOTH PARTIES AGREE TO CONFIRM THE DISCLOSURE IN A DOCUMENT SENT TO THE OTHER PARTY WITHIN 10 DAYS.

     7.0 Technical Assistance. With regard to the PRODUCTS defined herein, promptly following the execution of this AGREEMENT and on a continuing basis during the term of this AGREEMENT, HYDROMER shall:

     7.1 Furnish to LICENSEE all KNOW-HOW in the form that exists as of April 1, 2000.

     7.2 Furnish the services of HYDROMER employees having knowledge of the KNOW-HOW as may be necessary or appropriate, in order to fully (1) disclose to LICENSEE all details and particulars of the KNOW-HOW, and in particular, but without limitation, the manufacturing methods contained therein subject to the provisions of Section 2.2, (2) consult with LICENSEE's technical personnel concerning the manufacture, assembly, raw material purchase and other tasks required for the production and applications of PRODUCTS covered by the PATENT RIGHTS, including subsequent improvements thereto for the PRODUCTS; provided LICENSEE shall reimburse HYDROMER for the reasonable travel and living expenses, , incurred by such technical personnel for travel requested by LICENSEE hereunder, a written estimate shall be pre-approved by Licensee in advance of such travel.

     8.0 Warranty.

     8.1 HYDROMER warrants that it is the owner of all right, title and interest in and to the PATENT RIGHTS and has the unrestricted power and authority to grant the licenses and give access to the KNOW-HOW as provided herein. HYDROMER represents that as of the date of this AGREEMENT it has no knowledge of any pending or threatened litigation against HYDROMER which might impair the rights licensed hereunder.

     8.2 HYDROMER declares that it has previously licensed the KNOW-HOW to third parties for different Products than detailed in Section 1.1 and agrees to prevent the KNOW-HOW from being utilized by third parties to the detriment of LICENSEE for the PRODUCTS stipulated in Section 1.1.

     9.0 Effective Date and Term.

     9.1 This AGREEMENT will become effective on the day and year that HYDROMER receives the payment set forth in Section 3.1 and a fully executed copy of this AGREEMENT and it expires upon the expiration of the last to expire of the PATENT RIGHTS, except that after expiration of the U.S. PATENT RIGHTS, royalties will continue to be paid only on sales of PRODUCTS in countries in which unexpired patents are in effect. After such expiration of this AGREEMENT, LICENSEE shall have the right to make, use, sell, offer for sale or import PRODUCT without the further payment of royalty or otherwise accounting to HYDROMER and HYDROMER shall have no further obligations to LICENSEE.



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

     9.2 If either party hereto shall commit any material breach of the provisions of this AGREEMENT, and shall not, within sixty (60) days' written notice of such breach by the other party hereto, correct such breach or in the sole discretion of the other party, acting in good faith, take sufficient action or refrain from further action as the case maybe, to correct the breach then such other party may, by written notice to the breaching party, immediately terminate this AGREEMENT. The right of either party to take such action shall not be affected in any way by its failure to take any action with respect to any previous breach.

     9.3 If either party should exercise its right to terminate this AGREEMENT, under any applicable provision of this AGREEMENT, then LICENSEE's rights and licenses under Section 2.0 hereof shall immediately terminate, including its right to make further use of the KNOW-HOW acquired from HYDROMER under this AGREEMENT, and which LICENSEE is obliged to hold in confidence pursuant to
Section 6.0 of this AGREEMENT. Termination of this AGREEMENT shall not relieve either party of obligations incurred prior to termination.

     10.0 Infringement.

     10.1 In the event HYDROMER shall fail, within thirty (30) days of notice by LICENSEE of any material infringement, direct or contributory, by a third party of rights granted to LICENSEE in Section 2.0 hereunder, to institute legal action to end such infringement, LICENSEE shall have the right to suspend 50% of the payment of running royalties in the country where such infringement is occurring for the period of such infringement. LICENSEE shall also have the right, at that time, and at its option, to initiate and prosecute such action in its own or HYDROMER's name, but at LICENSEE's sole cost and expense. HYDROMER shall cooperate fully with LICENSEE in the initiation and prosecution of such action.

In the event the infringing activity should cease for any reason, LICENSEE shall resume paying 100% of the running royalties.

     10.2 Should any patent, trademark, copyright, trade secret, or other intellectual property right infringement action be brought against LICENSEE in any country of the TERRITORY as a result of LICENSEE's exercising of rights granted to it hereunder, then in respect of such country, LICENSEE shall have the right to suspend payment of royalties due to HYDROMER until such time as the action is resolved, although such royalties shall continue to accrue. If the action is resolved favorably to LICENSEE, all accrued royalties shall immediately be paid to HYDROMER. If the action is resolved unfavorably to LICENSEE, then accrued royalties shall be applied to costs of litigation and damages, if any, incurred by LICENSEE. Any excess shall be paid to HYDROMER. The foregoing shall be HYDROMER's sole and exclusive liability to LICENSE in the event of such an infringement suit.

     11.0 General.

     11.1 Assignment. This AGREEMENT and all rights and obligations hereunder shall be binding upon and shall inure to the benefit of the respective successors of HYDROMER and LICENSEE. Neither LICENSEE nor HYDROMER shall have the right to assign any or all of its rights and obligations under this AGREEMENT without the prior written consent of the other party, which consent shall not unreasonably be withheld.

     11.2 Entire Agreement. This AGREEMENT contains the entire agreement between the parties hereto in respect of the subject matter hereof. This AGREEMENT may not be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of each of the parties hereto.

     11.3 Waiver and Severability. The waiver by either of the parties of any breach of any provision hereof by the other party shall not be construed to be a waiver of any succeeding breach of such provision of a waiver of the provision itself.



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

     11.4 Collection. In the event a collection agency and/or an attorney to aid in the collection of royalties, LICENSEE agrees to compensate HYDROMER for any fees/costs paid to such party.

     11.5 Governing Law. This AGREEMENT shall be construed and interpreted in accordance with the laws of the State of New Jersey and the United States of America. The courts of the State of New Jersey or the United States shall have jurisdiction over the parties hereto and all matters arising hereunder. The United Nations Conventions on Contracts for the International Sale of Goods is specifically disclaimed.

     11.6 Invalidity. If any of the provisions of this AGREEMENT, or part thereof, is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this AGREEMENT.

     11.7 Notice. Any notice required or to be given hereunder shall be considered delivered when deposited, postage prepaid, in the United States mail, registered mail, to the address of the other party as specified below or as subsequently modified in writing by the parties.

                   IF TO HYDROMER:

                           Hydromer, Inc.
                           35 Industrial Parkway
                           Branchburg, New Jersey  08876

                           Attn:  Manfred F. Dyck, President

                   IF TO LICENSEE:

                           I-MED Pharma, Inc.
                           216 Brunswick Blvd
                           Pointe Claire, Canada  H9R 1A6

                           Att: Ilan Hofmann, President

     IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed effective the day and year set forth above.



I-MED Pharma, Inc.



By:______________________________________
     Ilan Hofmann

Title: President

Date:______________________



HYDROMER, Inc.

By:________________________________________
     Manfred F. Dyck

Title: President

Date:____________________

Schedule A:

Royalty payments are to be computed based on the greater of the fixed amount or the percentage times the NET SALES PRICE.

Quarter                             Royalty %                 Fixed amount

Each quarter
for the first 8 quarters
that this agreement
is in effect (prorated
for the first quarter)                5.0                          0

For the next 4 quarters               5.0                      US$6,250
For the next 4 quarters               5.0                      US$12,500
For the next 4 quarters               5.0                      US$18,250
For the remaining quarters            5.0                      US$25,000


Exhibit B:

Supply prices for first year.

US$100.00 per kg. on a 1:1 ratio basis at 11% solids using a 2% solution of chitosan and a 20% solution of PVP.

Exhibit C.

Patent and Patent applications

Country                             Patent/Application        Date Granted

USA                                 5,420,197                 May 30, 1995
Australia                           682,415                   Jan 13, 1994
Austria                             App
Belgium                             663,212                   Dec 12, 1995
Canada                              App
Denmark                             663,212app
France                              663,212app
Germany                             69502029.3                Jan 12, 1995
Greece                              3000000                   Jan 13, 1995
Ireland                             App
Italy                               663,212app
Japan                               App
Korea                               App
Luxemburg                           663,212app
Mexico                              184,762                   May 26, 1997
Monoco                              663,212                   Jan 12, 1995
Netherlands                         663,212                   Apr 15, 1998
Portugal                            663,212                   Jul 7, 1998
South Korea                         App
Spain                               663,212app (published)
Sweden                              663,212                   Apr 15, 1998
Switzerland                         663,212app
Taiwan                              Allowed                   Feb 23, 2000
UK                                  0663212                   Jan 17, 1994

EXHIBIT 2 (BREAST)

     THIS AGREEMENT, made by and between:

HYDROMER, INC., a New Jersey Corporation with its office located at 35 Industrial Parkway, Somerville, New Jersey 08876 ("HYDROMER");

and

IMED Pharma Inc. a Canadian Corporation with its office located at 216 Brunswick Blvd, Pointe Claire, Quebec, Canada H9R 1A6 ("LICENSEE").

     WHEREAS, HYDROMER owns patent rights and possesses know-how relating to the production of articles based on the art taught in certain patents, hereinafter defined; and

WHEREAS, LICENSEE desires to obtain an exclusive license from HYDROMER under HYDROMER's patent rights and access to the know-how to enable LICENSEE to utilize HYDROMER's know-how to, make, use, sell, offer for sale or import the PRODUCTS as defined herein below.

     NOW, THEREFORE, in consideration of the premises and the performance of the mutual covenants herein contained, the parties hereto agree to as follows:

     1.0 Definitions. For the purpose of this AGREEMENT, the following shall apply:

     1.1 "PRODUCTS" means breast implants used for the purpose of reconstruction oraugmentation of the female breast. Product(s) will be commercialized, incorporating the PATENT RIGHTS and/or KNOW-HOW licensed pursuant to the terms of this AGREEMENT.

     1.2 "PATENT RIGHTS" means United States Patent No. 5,420,197 and foreign patents and patent applications (set forth in Schedule C) based thereon and any division, continuation, continuation-in-part, patent of addition, confirmation or reissue of said patents and applications, and any improvements thereto, as provided in Section 5.0 hereinbelow.

     1.3 "KNOW-HOW" means all of HYDROMER's trade secrets, technical data and information, and other technical accumulated information, including, but not limited to, any devices, processes, methods, control procedures, formulas, clinical tests, and use intelligence, drawings, specifications, research and development reports, processed data or special equipment which are useful to assist LICENSEE incorporate into and sell PRODUCTS, all of which HYDROMER hereby warrants that it is free to disclose.

     1.4 "COMMERCIALIZATION" means the date on which PRODUCTS are first billed to a third party, including any limited market release of PRODUCTS, in the "TERRITORY"

     1.5 "NET SALES PRICE" shall mean the gross invoice price at which PRODUCTS are sold, less discounts allowed to distributors, discounts allowed dealers, refunds, replacements or credits allowed to purchasers for return of PRODUCT or as reimbursement for damaged PRODUCT, freight, postage, insurance and other shipping charges, sales and use taxes, customs duties and any other governmental charges imposed on the production, importation, use or sale of PRODUCT except income taxes. Should LICENSEE sell PRODUCT in combination with other components or products, then the net sales price computation shall be based on the average net sales price charged during the applicable quarter by LICENSEE for the PRODUCT when separately invoiced or priced. In the event the PRODUCT has not been separately invoiced or priced during the applicable quarterly period, net sales computation shall be based on the fair market price which the seller would charge for the PRODUCT to an unrelated purchaser in an arms length transaction, FOB plant of manufacture thereof.

     1.6 "TERRITORY" means world wide.

     2.0 Grant.

     2.1 HYDROMER hereby grants LICENSEE an exclusive license (even to the exclusion of HYDROMER) to incorporate the PATENT RIGHTS and KNOW-HOW into PRODUCTS and to sell or offer for sale, PRODUCTS in the TERRITORY under the PATENT RIGHTS and KNOW-HOW.

     2.2 HYDROMER hereby reserves unto itself all rights to make, have made, and use the PATENT RIGHTS licensed hereunder to manufacture products which are a component part of the PRODUCTS ("reserved products"). In the event HYDROMER is unable or unwilling, to supply or caused to be supplied, reserved products to LICENSEE at a price set forth in Exhibit B, then LICENSEE shall be free to USE the PATENT RIGHTS to make the reserved products, subject to the payment of royalties set forth in Exhibit A. and HYDROMER shall transfer the KNOW-HOW, procedures, technology, tests and all other information required in order for LICENSEE to produce the PRODUCTS.

     HYDROMER may increase the unit price once each year at a rate not to exceed the increase in the Cost of Living ("COL") indicator for Northern New Jersey. Provided however if any raw material prices are increase greater then the COL, HYDROMER may pass this greater increase to the LICENSEE

     HYDROMER agrees that the reserved products will be manufactured pursuant to specifications and a quality system that meets the requirements of ISO 9002 and the guidelines set forth in the Good Manufacturing Procedures promulgated by the U.S. Food and Drug Administration. LICENSEE upon reasonable notice, and subject to the secrecy provisions elsewhere in this AGREEMENT, may audit the books and records of HYDROMER pertaining to the manufacturing of the reserved products

     2.3 On or before a date computed by adding thirty six (36) months to the effective date of this agreement, LICENSEE shall have commercialized the PRODUCT(S). If PRODUCT(S) are not commercialized on or before said date, then HYDROMER may elect to cancel this AGREEMENT upon thirty (30) days advance written notice to LICENSEE.. If HYDROMER elects not to cancel this AGREEMENT LICENSEE is still obligated to make royalty payments pursuant to Exhibit A.

     2.4 HYDROMER hereby grants to LICENSEE a fully paid license and right to use the HYDROMER and AQUATRIX trademarks within the territory, on PRODUCTS and in association with the marketing and promotion thereof. The following credit must appear on all advertisements, packaging and literature for PRODUCTS which use the HYDROMER trademark -- "HYDROMER (or AQUATRIX) is a trademark of Hydromer, Inc.".

     3.0 Royalties.

     3.1. As consideration for this grant of exclusive rights to the PRODUCTS and the twenty four months with no fixed quarterly royalty, LICENSEE will pay to HYDROMER the non-refundable sum of US$50,000 payable along with the execution of this AGREEMENT by LICENSEE.

     3.2 In addition to the payment provided in Paragraph 3.1 hereof ,a running royalty payable quarterly will accrue from LICENSEE to HYDROMER for each PRODUCT sold during each quarter in which this AGREEMENT is in effect (or the fixed amount whichever is greater), as set forth in Schedule A.

The obligation to pay royalties to HYDROMER is imposed only once with respect to the same unit of PRODUCTS. There shall be no obligation to pay HYDROMER under this Section, on sales of PRODUCTS between LICENSEE and its subsidiaries but in such instances the obligation to pay royalties shall arise upon the sale by LICENSEE or its subsidiaries to unrelated third parties. Payments due under this Section shall be deemed to accrue when PRODUCT is shipped or billed, whichever event shall first occur or at the end of each quarter if the royalty calculated on the PRODUCTS shipped or billed is less then the quarterly fixed amount.

     3.3 The grant of rights under this AGREEMENT shall be dependent on COMMERCIALIZATION of PRODUCTS and the payment by LICENSEE to HYDROMER of quarterly royalties for each calendar quarter. If LICENSEE fails to pay or report the computations of royalties in respect of any calendar quarter, then HYDROMER may terminate this AGREEMENT, upon sixty (60) days' written notice to LICENSEE. LICENSEE may render such notice ineffective by payment of an amount which when added to royalties actually paid, equals the fixed quarterly royalty due or an amount computed by using the actual amount of PRODUCTS shipped or billed, which ever is greater.

     3.4 If the quarterly royalties computed hereunder with respect to PRODUCTS shipped or billed by LICENSEE during any quarter aggregate less than the fixed amount due in respect of that quarter, then LICENSEE, together with its royalty payment in respect of such quarter, may pay to HYDROMER that additional amount which, when added to the computed amount of royalties with respect to PRODUCTS shipped or billed during such quarter, will equal the quarterly fixed amount (the "ADDITIONAL AMOUNT"). In the event that LICENSEE, for eight (8) consecutive quarters, has paid an ADDITIONAL AMOUNT equal to or greater than fifty (50%) percent of the fixed amount for each of such calendar quarters, then HYDROMER, at its sole option, may terminate this AGREEMENT upon thirty (30) days' written notice to LICENSEE.

     4.0 Accounting. For accounting purposes, quarters will start on the first day of each January, April, July, and October, following the date of execution of this AGREEMENT and end on the last day of the next succeeding March, June, September, and December, respectively. The first quarter in which royalties are due and payable shall be prorated on a 90 day quarter. Within forty-five (45) days after the close of each quarter hereof, LICENSEE shall render to HYDROMER a written accounting with respect to all royalty payments due hereunder, and with such accounting, pay in full in United States dollars all amounts due in respect of such quarter. The rate of exchange to be used in computing the amount of local currency equivalent to the United States Dollars due to HYDROMER as royalty shall be the commercial exchange rate in effect at the Bank of America in, New York, New York, on the date on which payment is due. Such report shall indicate for such quarter the number of units, the NET SALES PRICE, and the amount of sales by LICENSEE product code of PRODUCTS sold by LICENSEE with respect to which royalty payments are due. In case no payment is due for any quarter, LICENSEE shall so report. LICENSEE shall keep accurate records in sufficient detail to enable the aforesaid payments to be determined. At HYDROMER's request, LICENSEE, shall permit an independent certified public account acceptable to LICENSEE to have access once in each calendar year, during regular business hours and upon reasonable notice to LICENSEE, to such of the records of LICENSEE as may be necessary to verify the accuracy of the reports required under this AGREEMENT; provided, however said accountant shall keep all information of LICENSEE confidential and shall disclose to HYDROMER only the amount of any deficiency found. In the event the deficiency exceeds 5 % of royalty payments audited, LICENSEE shall bear the full costs of the audit.

     5.0 Improvement/New Technology.

     5.1 During the term of this AGREEMENT, HYDROMER shall promptly and fully disclose to LICENSEE any development or improvement relating to the use or practicing of the PATENT RIGHTS or related KNOW-HOW as applied to PRODUCTS conceived and/or reduced to practice by an officer, director, employee, agent, consultant, contractor etc. of HYDROMER which HYDROMER is free to disclose ("HYDROMER IMPROVEMENT"). HYDROMER shall automatically add such HYDROMER IMPROVEMENT to this AGREEMENT.

     LICENSEE shall promptly and fully disclose to HYDROMER any development or improvement relating to the PRODUCTS conceived and/or reduced to practice by an officer, director, employee, agent, consultant, etc. of LICENSEE ("LICENSEE IMPROVEMENT"). LICENSEE IMPROVEMENTS, shall automatically become the intellectual property and know-how of HYDROMER and shall be added to this AGREEMENT.

     5.2 In the event HYDROMER develops new technology suitable for use with the PRODUCTS which is understood to be any technology, not under any patents now held or owned by HYDROMER, LICENSEE shall be given a 90 day advanced disclosure at no additional cost. During this period "the EXCLUSIVE DISCLOSURE PERIOD" the parties will negotiate, in good faith, for a license, in a form and providing conditions and Royalties similar to this AGREEMENT. ("DEFINITIVE LICENSE") If the parties are unable to agree to a DEFINITIVE LICENSE for PRODUCTS with the EXCLUSIVE DISCLOSURE PERIOD then HYDROMER is free to offer the new technology to any third party on terms no more favorable then the terms in this AGREEMENT. LICENSEE may extend the EXCLUSIVE DISCLOSURE PERIOD for additional 6 month periods by the payment of US$50,000 received by HYDROMER no later then two days before the EXCLUSIVE DISCLOSE PERIOD would terminate. TIME IS OF THE ESSENCE. LICENSEE may extend the EXCLUSIVE DISCLOSURE PERIOD for no more than four 6 month periods.

     6.0 Secrecy. Each party undertakes to keep secret and confidential and not to disclose to any third party, except as it is necessary in carrying out the purposes of this AGREEMENT, during the term of this AGREEMENT and for a period of five (5) years thereafter any information, data or KNOW-HOW disclosed to it by the other party except:

     6.1 Information, data and KNOW-HOW which at the time of disclosure is in the public domain or publicly known or available;

     6.2 Information, data or KNOW-HOW which, after disclosure, becomes part of the public domain or publicly known or available by publication or otherwise, except by breach of this AGREEMENT by the receiving party;

     6.3 Information, data or KNOW-HOW which the receiver receives from a third party; provided, however, that such information was not obtained by said third party from the other party; and

     6.4 Information, data and KNOW-HOW which the receiver derives independently of such disclosure.

     BOTH PARTIES AGREE TO MARK OR STAMP "CONFIDENTIAL", AT LEAST ON THE COVER PAGE, ALL DOCUMENTS WHICH ARE DISCLOSED WHICH CONTAIN PROPRIETARY OR CONFIDENTIAL INFORMATION. IN THE EVENT CONFIDENTIAL INFORMATION IS DISCLOSED IN A FORM OTHER THEN BY DOCUMENTS, BOTH PARTIES AGREE TO CONFIRM THE DISCLOSURE IN A DOCUMENT SENT TO THE OTHER PARTY WITHIN 10 DAYS.

     7.0 Technical Assistance. With regard to the PRODUCTS defined herein, promptly following the execution of this AGREEMENT and on a continuing basis during the term of this AGREEMENT, HYDROMER shall:

     7.1 Furnish to LICENSEE all KNOW-HOW in the form that exists as of April 1, 2000.

     7.2 Furnish the services of HYDROMER employees having knowledge of the KNOW-HOW as may be necessary or appropriate, in order to fully (1) disclose to LICENSEE all details and particulars of the KNOW-HOW, and in particular, but without limitation, the manufacturing methods contained therein subject to the provisions of Section 2.2, (2) consult with LICENSEE's technical personnel concerning the manufacture, assembly, raw material purchase and other tasks required for the production and applications of PRODUCTS covered by the PATENT RIGHTS, including subsequent improvements thereto for the PRODUCTS; provided LICENSEE shall reimburse HYDROMER for the reasonable travel and living expenses, incurred by such technical personnel for travel requested by LICENSEE hereunder, a written estimate shall be pre-approved by Licensee in advance of such travel.

     8.0 Warranty.

     8.1 HYDROMER warrants that it is the owner of all right, title and interest in and to the PATENT RIGHTS and has the unrestricted power and authority to grant the licenses and give access to the KNOW-HOW as provided herein. HYDROMER represents that as of the date of this AGREEMENT it has no knowledge of any pending or threatened litigation against HYDROMER which might impair the rights licensed hereunder.

     8.2 HYDROMER declares that it has previously licensed the KNOW-HOW to third parties for different Products than detailed in Section 1.1 and agrees to prevent the KNOW-HOW from being utilized by third parties to the detriment of LICENSEE for the PRODUCTS stipulated in Section 1.1.

     9.0 Effective Date and Term.

     9.1 This AGREEMENT will become effective on the day and year that HYDROMER receives the payment set forth in Section 3.1 and a fully executed copy of this AGREEMENT and it expires upon the expiration of the last to expire of the PATENT RIGHTS, except that after expiration of the U.S. PATENT RIGHTS, royalties will continue to be paid only on sales of PRODUCTS in countries in which unexpired patents are in effect. After such expiration of this AGREEMENT, LICENSEE shall have the right to make, use, sell, offer for sale or import PRODUCT without the further payment of royalty or otherwise accounting to HYDROMER and HYDROMER shall have no further obligations to LICENSEE.

     9.2 If either party hereto shall commit any material breach of the provisions of this AGREEMENT, and shall not, within sixty (60) days' written notice of such breach by the other party hereto, correct such breach or in the sole discretion of the other party, acting in good faith, take sufficient action or refrain from further action as the case maybe, to correct the breach then such other party may, by written notice to the breaching party, immediately terminate this AGREEMENT. The right of either party to take such action shall not be affected in any way by its failure to take any action with respect to any previous breach.

     9.3 If either party should exercise its right to terminate this AGREEMENT, under any applicable provision of this AGREEMENT, then LICENSEE's rights and licenses under Section 2.0 hereof shall immediately terminate, including its right to make further use of the KNOW-HOW acquired from HYDROMER under this AGREEMENT, and which LICENSEE is obliged to hold in confidence pursuant to
Section 6.0 of this AGREEMENT. Termination of this AGREEMENT shall not relieve either party of obligations incurred prior to termination.

     10.0 Infringement.

     10.1 In the event HYDROMER shall fail, within thirty (30) days of notice by LICENSEE of any material infringement, direct or contributory, by a third party of rights granted to LICENSEE in Section 2.0 hereunder, to institute legal action to end such infringement, LICENSEE shall have the right to suspend 50% of the payment of running royalties in the country where such infringement is occurring for the period of such infringement. LICENSEE shall also have the right, at that time, and at its option, to initiate and prosecute such action in its own or HYDROMER's name, but at LICENSEE's sole cost and expense. HYDROMER shall cooperate fully with LICENSEE in the initiation and prosecution of such action.

In the event the infringing activity should cease for any reason, LICENSEE shall resume paying 100% of the running royalties.

     10.2 Should any patent, trademark, copyright, trade secret, or other intellectual property right infringement action be brought against LICENSEE in any country of the TERRITORY as a result of LICENSEE's exercising of rights granted to it hereunder, then in respect of such country, LICENSEE shall have the right to suspend payment of royalties due to HYDROMER until such time as the action is resolved, although such royalties shall continue to accrue. If the action is resolved favorably to LICENSEE, all accrued royalties shall immediately be paid to HYDROMER. If the action is resolved unfavorably to LICENSEE, then accrued royalties shall be applied to costs of litigation and damages, if any, incurred by LICENSEE. Any excess shall be paid to HYDROMER. The foregoing shall be HYDROMER's sole and exclusive liability to LICENSE in the event of such an infringement suit.

     11.0 General.

     11.1 Assignment. This AGREEMENT and all rights and obligations hereunder shall be binding upon and shall inure to the benefit of the respective successors of HYDROMER and LICENSEE. Neither LICENSEE nor HYDROMER shall have the right to assign any or all of its rights and obligations under this AGREEMENT without the prior written consent of the other party, which consent shall not unreasonably be withheld.

     11.2 Entire Agreement. This AGREEMENT contains the entire agreement between the parties hereto in respect of the subject matter hereof. This AGREEMENT may not be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of each of the parties hereto.

     11.3 Waiver and Severability. The waiver by either of the parties of any breach of any provision hereof by the other party shall not be construed to be a waiver of any succeeding breach of such provision of a waiver of the provision itself.

     11.4 Collection. In the event a collection agency and/or an attorney to aid in the collection of royalties, LICENSEE agrees to compensate HYDROMER for any fees/costs paid to such party.

     11.5 Governing Law. This AGREEMENT shall be construed and interpreted in accordance with the laws of the State of New Jersey and the United States of America. The courts of the State of New Jersey or the United States shall have jurisdiction over the parties hereto and all matters arising hereunder. The United Nations Conventions on Contracts for the International Sale of Goods is specifically disclaimed.

     11.6 Invalidity. If any of the provisions of this AGREEMENT, or part thereof, is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this AGREEMENT.

     11.7 Notice. Any notice required or to be given hereunder shall be considered delivered when deposited, postage prepaid, in the United States mail, registered mail, to the address of the other party as specified below or as subsequently modified in writing by the parties.

                   IF TO HYDROMER:

                           Hydromer, Inc.
                           35 Industrial Parkway
                           Branchburg, New Jersey  08876
                           Attn:  Manfred F. Dyck, President

                   IF TO LICENSEE:

                           I-MED Pharma, Inc.
                           216 Brunswick Blvd
                           Pointe Claire, Canada  H9R 1A6

                           Att: Ilan Hofmann, President

     IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed effective the day and year set forth above.


I-MED Pharma, Inc.

By:______________________________________
     Ilan Hofmann

Title: President

Date:______________________



HYDROMER, Inc.

By:________________________________________
     Manfred F. Dyck

Title: President

Date:____________________

Schedule A:

Royalty payments are to be computed based on the greater of the fixed amount or the percentage times the NET SALES PRICE.

Quarter                             Royalty %                 Fixed amount

Each quarter
for the first 8 quarters
that this agreement
is in effect (prorated
for the first quarter)                 5.0                      0

For the next 4 quarters                5.0                      US$6,250
For the next 4 quarters                5.0                      US$25,000
For the next 4 quarters                5.0                      US$37,500
For the remaining quarters 5.0                                  US$62,500

Exhibit B:

Supply prices for first year.

US$100.00 per kg. on a 1:1 ratio basis at 11% solids using a 2% solution of chitosan and a 20% solution of PVP.

Exhibit C.

Patent and Patent applications

Country                             Patent/Application        Date Granted

USA                                 5,420,197                  May 30, 1995
Australia                           682,415                    Jan 13, 1994
Austria                             App
Belgium                             663,212                    Dec 12, 1995
Canada                              App
Denmark                             663,212app
France                              663,212app
Germany                             69502029.3                 Jan 12, 1995
Greece                              3000000                    Jan 13, 1995
Ireland                             App
Italy                               663,212app
Japan                               App
Korea                               App
Luxemburg                           663,212app
Mexico                              184,762                    May 26, 1997
Monoco                              663,212                    Jan 12, 1995
Netherlands                         663,212                    Apr 15, 1998
Portugal                            663,212                    Jul 7, 1998
South Korea                         App
Spain                               663,212app (published)
Sweden                              663,212                    Apr 15, 1998
Switzerland                         663,212app
Taiwan                              Allowed                    Feb 23, 2000
UK                                  0663212                    Jan 17, 1994